INTERNATIONAL
7VK5675
Insituform

Insituform®

Global Pipeline Protection™

Insituform Technologies, Inc.
Investor Update
October/November 2010

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The
Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words
“anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors”
section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the
Securities and Exchange Commission on March 1, 2010, and in our subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.
In addition, some of the market and industry date and forecast included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
Insituform®, the Insituform® logo, InsituMain™, United Pipeline Systems®, Bayou Companies™, Corrpro®, Insituform
Blue® and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform
Technologies, Inc. and its affiliates.

Global Pipeline Protection
SEWER
Sewer rehabilitation remains our core business, with profits and backlog improving in North America, Europe and Asia-Pacific.
WATER
Our new InsituMain system improves our ability to meet performance and competitive demands in the water industry.
ENERGY AND MINING
The scope of our energy and mining capabilities has significantly expanded with our acquisitions of The Bayou Companies and Corrpro Companies.

Insituform
Global Pipeline Protection

united
United Pipeline Systems

BAYOU
An Insituform Company

corrpro
An Insituform Company

GLOBAL PIPELINE PROTECTION™
➢ GLOBAL
 ❖ We have operations spanning six continents
 ❖ We are the only company of our kind with the
 comprehensive capabilities and experience needed to
 serve the world’s pipeline infrastructure
➢ PIPELINE
 ❖ Pipelines are the core of what we do
 ❖ We tackle the myriad of challenges facing corrosion
 prevention and pipeline repair for sewer, water, oil,
 gas and mining pipelines
➢ PROTECTION
 ❖ Internal corrosion is just one of the many threats facing pipelines
 ❖ We address a complete spectrum of pipeline
 protection needs - our goal is to safeguard pipes -
 inside and out, onshore and offshore - before, during
 and after installation

The Future is NOW!
Our Vision

➢ SEWER REHABILITATION
 ▪ North America - Continue profitability improvements through optimization of project management and execution capabilities (both manufacturing and contracting businesses); building out a return driven water services platform to create leverage from our sewer business
 ▪ Europe - Focus on improving profitability through optimizing and right-sizing installation businesses, expanding third party tube sales throughout Europe, and selectively targeting new lining products and services
 ▪ Asia-Pacific - Growth in India, Hong Kong, Singapore and Australia, expansion of third party tube sales through development of certified installer program throughout Asia
➢ WATER REHABILITATION
 ▪ Focus on successful implementation of InsituMain™
 ▪ Development of broader water platform to capitalize on growing water infrastructure needs globally with particular emphasis on leveraging our North American platform
➢ ENERGY AND MINING
 ▪ Expand service offering selectively through joint ventures and partnerships - specialty linings, insulation coatings, double joint welding, etc.
 ▪ Focus on selective geographic expansion (Asia, Middle East) coordinated with current Insituform theatre management
 ▪ Continue investment in building business development opportunities for comprehensive service platform
 ▪ Well-positioned in key spend areas - Gulf of Mexico, Canadian Oil Sands

(IN THOUSANDS, EXCEPT PER SHARE DATA)	LTM 9/30/2010	FOR THE YEARS ENDED DECEMBER 31, 2009	2008	2007	2006	2005
Revenues	$ 882,765	$726,866	$536,664	$495,570	$527,419	$483,595
Gross profit	228,178	190,591	129,597	99,108	129,003	121,026
Operating income	83,889	49,117	33,882	13,530	36,311	35,545
Operating margin	9.5%	6.8%	6.3%	2.7%	6.9%	7.4%
Income from continuing operations	54,957	30,241	24,076	12,866	26,303	20,160
Income from continuing operations, excluding restructuring charges and acquisition-related expenses (non-GAAP) (Note 1)	**57,782**	**38,926**	**24,076**	**12,866**	**26,303**	**20,160**
Net income	54,731	26,171	21,640	2,543	24,678	13,160
Diluted Earnings Per Share						
Income from continuing operations	$ 1.41	$ 0.81	$ 0.86	$ 0.47	$ 0.96	$ 0.75
Income from continuing operations, excluding restructuring charges and acquisition-related expenses (non-GAAP) (Note 1)	**1.48**	**1.04**	**0.86**	**0.47**	**0.96**	**0.75**
Net income	1.40	0.70	0.77	0.09	0.90	0.49

NOTE 1: For the 9/30/2010 LTM and 2009 Financial Reconciliations (Non-GAAP), see pages A-2 through A-4

LTM 9/30/10 Gross Profit $ by Product (in thousands)
(Margin % at right)

$2,697
$32,075
$107,046
$39,866
$25,349
$21,145

- Municipal - Sewer and Water Contracting (21.8%)
- Industrial Contracting (30.4%)
- Coatings and related services (23.2%)
- Engineering Services (29.3%)
- Manufacturing (Internal/External) (43.2%)
- Licensing (royalties) (100.0%)

Insituform Global Pipeline Protection
United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Performance
LTM 9/30
Income from
Continuing
Operations
up 48% from
2009
While Contracting
remains largest line of
business, strategy and
focus has been to
increase emphasis on
higher margin products
and services

Operating Cash Flows
(dollars in thousands)

$60,000
$40,000
$20,000
$0
2.0
1.5
1.0
0.5
0.0
2005
2006
2007
2008
2009
Cash flow from continuing operations
Ratio to Net Income

Sept 2010 Debt to Equity

Debt
14%
Equity
86%

(dollars in thousands)	Sept 30, 2010	December 31, 2009	2008
Consolidated Total Indebtedness	$ 105,695	$ 114,242	$ 65,938
Consolidated Total Equity	591,622	543,522	370,989
Debt to Equity	17.9%	21.0%	17.8%

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Condition
Company has a strong history of
solid cash flow
Total cash (unrestricted) at
September 30, 2010 was $98.2
million
Conservative capital structure,
coupled with strong cash flow will
enable Company to pursue
strategic opportunities for
profitable growth

BACKLOG BY SEGMENT
(in millions)

September 30, 2010
$454.8
December 31, 2009
$463.4
September 30, 2009
$467.7
NAR: $185.1
Energy & Mining: $156.3
Asia-Pacific: $81.5
Europe: $26.0
Water: $5.9
NAR: $180.9
Energy & Mining: $180.2
Asia-Pacific: $57.4
Europe: $37.2
Water: $7.7
NAR: $183.8
Energy & Mining: $151.2
Asia-Pacific: $84.5
Europe: $40.7
Water: $7.5

Insituform Global Pipeline Protection | united United Pipeline Systems | BAYOU An Insituform Company | corrpro An Insituform Company

Growth Prospects
NAR backlog remains strong,
while production capacity
increased to capture growth in
the market
Within Energy and Mining
group, United Pipeline
Systems’ backlog was $52.9
million at September 30, 2010,
a near record for this division
(record at December 2009 of
$57.3 million).
Asia-Pacific backlog increased
$24.1 million since year end
with significant growth from
Hong Kong and Singapore.

($ in "000")	LTM 9/30/10	2009	2008 [1]	2007 [1]
Revenue	$ 391,420	$ 354,418	$ 340,296	$ 348,085
Gross profit	94,708	91,346	75,435	58,890
Gross margin %	*24.2%*	*25.8%*	*22.2%*	*16.9%*
Operating income	41,873	38,357	17,041	(3,367)
Operating margin %	*10.7%*	*10.8%*	*5.0%*	*-1.0%*
Backlog, at end of period	185,091	180,858	150,808	159,974

Insituform Global Pipeline Protection
United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

North American Sewer Rehabilitation (NAR)

 PERFORMANCE
 ▪ 10.4% growth in revenue on 9/30 LTM basis from 2009 resulting from stronger market conditions, partially due to federal stimulus program
 ▪ Growth in operating income over last couple of years has been primarily attributable to the following factors - manufacturing profitability through optimized internal transfer pricing arrangements and increased third party tube sales, improving project management capability, and lower operating costs
 ▪ Win rate by $ has increased as we focus on larger projects
 ▪ Contract backlog of $185.1 million at September 30, 2010, up 2% from $180.9 million at December 31, 2009 and 0.7% from $183.8 million at September 30, 2009, despite drop-off in stimulus funding and deployment of 8 additional crews in late 2009 and 2010
 OUTLOOK
 ▪ Market conditions continue to be solid as municipal budgets recover
 ▪ Continue to optimize market share and win rate - focus on large projects and improving bidding discipline
 ▪ Continuous improvement in project management capability
 ▪ Increase operating expense efficiency - LEVERAGE GROWTH
 ▪ Grow third party tube sales business through increased market penetration
(1) See financial reconciliation on page A-3

($ in "000")	LTM 9/30/10 [2]	2009 [1]	2008 [1]	2007
Revenue	$ 75,488	$ 85,993	$ 104,225	$ 100,658
Gross profit	20,501	22,774	23,228	23,300
Gross margin %	*27.2%*	*26.5%*	*22.3%*	*23.1%*
Operating income	4,038	3,561	964	5,368
Operating margin %	*5.3%*	*4.1%*	*0.9%*	*5.3%*
Backlog, at end of period	25,970	37,195	25,150	39,011

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

European Sewer Rehabilitation

 PERFORMANCE
 ▪ Gross margin trends very positive - 27.2% for the last 12 months, versus 26.5% for 2009 and 22.3% for 2008, despite weak market conditions prevailing in many parts of market (UK, France, Eastern Europe)
 ▪ Quality improvements - large improvement on project execution (fewer project write-downs)
 ▪ In December 2009, reorganized the European business, exiting certain unprofitable contracting markets, along with realignment of various functions and responsibilities throughout Europe, thereby reducing administrative overhead costs - took restructuring charge of $4.6 million in fourth quarter 2009 - anticipated annualized cost savings of approximately $3.2 million with virtually all realizable in 2010
 ▪ In conjunction with reorganization, acquired remaining 25% minority interest in CIPP tube manufacturing operation in UK - will unlock opportunities for growing third-party tube sales throughout Europe - expanding product capabilities to include structural glass liners
 ▪ German JV - improving market conditions and improved management structure and partner cooperation, while profits impacted by lack of manufacturing (wetout) volume resulting from market weakness in surrounding countries (Czech Republic, Hungary, Slovakia)
 OUTLOOK
 ▪ Improved profitability in 2010 from a variety of factors - exit from loss-producing contracting markets, improved manufacturing profitability resulting from growth in third party tube sales and more optimized transfer pricing, and lower operating costs
 ▪ Expansion of higher margin profile product and service capabilities through selective partnering and distribution arrangements
 ▪ Introduction of InsituMain™ into select European markets
(1) See financial reconciliation on page A-3
(2) See financial reconciliation on page A-4

($ in "000")	LTM 9/30/10	2009 (1)	2008	2007
Revenue	$ 43,708	$ 33,256	$ 10,129	$ 973
Gross profit	10,315	9,032	2,938	544
Gross margin %	*23.6%*	*27.2%*	*29.0%*	*55.9%*
Operating income	1,472	3,441	1,639	(507)
Operating margin %	*3.4%*	*10.3%*	*16.2%*	*-52.1%*
Backlog, at end of period	81,503	57,423	46,238	34,362

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Asia-Pacific Sewer Rehabilitation

 PERFORMANCE
 ▪ Grew revenues from $10.1 million in 2008 to $43.7 million on a 9/30/10 LTM basis - 331.5% growth.
 ▪ Early 2010 results impacted by one-time project write-down in India of approximately $3 million (relating to customer driven resin specification change)
 ▪ Creating a capable execution organization on a market-specific basis - contracting focus on large-diameter pipes and product sale focus on small-diameter pipes
 ▪ India - strong relationship with joint venture partner, SPML Infra Limited, increasing operational capabilities, opening new regional markets
 ▪ Large Sydney Water project awarded, which will grow share in Australian market
 ▪ Singapore - acquired licensee in January 2010, approximately $20 million in backlog at 9/30/10
 ▪ Certified installer program to promote tube sales in small-diameter markets (Singapore, Malaysia, China)
 ▪ Backlog at September 30, 2010 of $81.5 million versus $57.4 million at December 31, 2009, an increase of 42%
 OUTLOOK
 ▪ Growth from strong backlog positions in Australia, Hong Kong and Singapore
 ▪ Indian market should return to normal market conditions, with tenders coming in late 2010 / early 2011
 ▪ Opening manufacturing facility in Asia (anticipated Q1 2011) - will reduce costs, thereby further enabling growth of tube sales in region
(1) See financial reconciliation on page A-3

($ in "000")	LTM 9/30/10	2009	2008	2007
Revenue	$ 14,551	$ 11,521	$ 13,447	$ 4,248
Gross profit	1,097	254	1,745	445
Gross margin %	*7.5%*	*2.2%*	*13.0%*	*10.5%*
Operating income	(891)	(2,578)	(1,658)	(1,584)
Operating margin %	*-6.1%*	*-22.4%*	*-12.3%*	*-37.3%*
Backlog, at end of period	5,847	7,708	8,173	2,113

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Water Rehabilitation

 PERFORMANCE
 ▪ Introduced InsituMain™ in March 2009 -
 - Fully structural CIPP water product
 - Current capability - diameters from 6” to 36”, operating pressures up to 150 psi and any type of host pipe material - very important as it should allow us to address 70% of market issues
 ▪ Pilot testing throughout 2009 and 2010 has been successful
 ▪ Key to success and growth - getting cost profile below dig and replace methods.
 OUTLOOK
 ▪ 2010 has been a pivotal year for business segment as it transitions from pilot phase into fully commercial contracting business
 ▪ Expect to continue expanding product and service capabilities in 2011
 ▪ Strategically pursuing broader product/service opportunities to complement execution capabilities and geographic footprint / customer relationships

($ in "000")	LTM 9/30/10 [2]	2009 [1]	2008	2007
Revenue	$ 357,598	$ 241,678	$ 60,567	$ 41,606
Gross profit	101,557	67,185	18,250	15,929
Gross margin %	*28.4%*	*27.8%*	*30.1%*	*38.3%*
Operating income	37,376	18,472	10,896	9,120
Operating margin %	*10.5%*	*7.6%*	*18.0%*	*21.9%*
Backlog, at end of period	156,348	180,178	18,703	26,225

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Energy and Mining

 PERFORMANCE
 ▪ Strong rebound of oil, gas and mining commodity markets in 2010 have bolstered business across all business lines - linings, coatings and cathodic protection
 ▪ Both UPS and Corrpro on pace to have record profits in 2010
 ▪ Bayou performance significantly increased in 2010 resulting from large coating projects driven primarily from US shale plays (natural gas)
 and Canadian Oil Sands pipeline development
 ▪ Platform sales momentum created by 2009 Mexican project awards
 OUTLOOK
 ▪ Backlog at a high level of $156.3 million at September 30, 2010 versus $180.2 million at December 31, 2009
 ▪ Potential gap between anticipated reduction in on-shore large diameter projects and ramp up of off-shore investment in Gulf of Mexico
 ▪ Bayou’s Canadian pipe coating and insulation operation (51% owned joint venture) exceeding 2010 expectations and we expect solid growth in 2011
 ▪ UPS should continue momentum of 2010 with record year in 2011, maintaining strong backlog and gaining momentum in new international markets (e.g. Asia and Middle East)
 ▪ Corrpro backlog remains strong; re-entered Middle East market in 2010 and are exploring Asian platform opportunities
(1) See financial reconciliation on page A-3
(2) See financial reconciliation on page A-4

Focus on Water and Energy for Future Growth

➢ We are continuing to review opportunities to expand
 capability:
 ❖ Broader linings capabilities and insulation products in high spend geographies - Gulf of Mexico, Canadian Oil Sands
 ❖ Expand Water platform focused on inspection / leak detection and broader product capability
 ❖ Break-through in India to create a growing bid table reflective of need
 ❖ Continue to broaden Asia-Pacific platform positioning our product/services to take advantage of theatre growth

NOW

GLOBAL PIPELINE PROTECTION™

Insituform® Global Pipeline Protection™
united United Pipeline Systems
BAYOU An Insituform® Company
corrpro® An Insituform® Company

The Future is NOW!

➢ We have expanded our vision and we
 have opened up much larger
 addressable markets to sustain higher
 growth rates in the future
➢ We have momentum in each of our
 business segments for growth in
 revenue and profitability
➢ Annual earnings per share guidance for
 2010 of $1.50 - $1.55 (LTM 9/30/10
 EPS at $1.48)

Appendix

We are Insituform.

The Insituform Family of Companies

Insituform
ST. LOUIS, MO

	Core Business	Key products & services / Markets served: Wastewater	Drinking Water	Energy & Mining
Insituform Technologies, Inc. St. Louis, Missouri	Rehabilitation solutions for wastewater and drinking water pipelines	Insituform® CIPP iPlus® Composite iPlus Infusion®	InsituMain™ CIPP InsituGuard® Thermopipe® iTAP® Robotic Service Reinstatement	
United Pipeline Systems Durango, Colorado	High density polyethelene lining solutions for the rehabilitation and protection of pipelines used to transport corrosive or abrasive materials	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™
The Bayou Companies, Inc. New Iberia, Louisiana	Project management, logistics and prefabrication of onshore, offshore and deepwater pipelines, including coating, lining and insulation			Fusion bond epoxy coatings Deepwater insulations Steel catenary riser welding Quad joint fabrication Barge, rail and truck loading/unloading capabilities
Corrpro Companies, Inc. Houston, Texas	Cathodic protection systems, corrosion solutions and engineering services for wastewater, drinking water, energy and mining pipelines, storage tanks and other structures	Cathodic protection systems and accessories Corrosion control services Pipeline construction Pipeline inspection, monitoring and maintenance Pipeline integrity management		

Insituform® Global Pipeline Protection®

united United Pipeline Systems

BAYOU An Insituform Company

corrpro® An Insituform® Company

Insituform is a leading global provider of proprietary technologies and services for rehabilitating and maintaining sewer, water and energy and mining piping systems and the corrosion protection of industrial pipelines

LTM 9/30/10 Financial Reconciliation (Non-GAAP)

	Amount	EPS
Income from continuing operations (as reported)	$ 54,957	$ 1.41
Restructuring charges	3,796	0.10
Acquisition-related expenses (credits)	(959)	(0.02)
Income from Continuing Operations, excluding restructuring charges and acquisition-related expenses	$ 57,794	$ 1.48

2009 Financial Reconciliation (Non-GAAP)

	Amount	EPS
Income from continuing operations (as reported)	$ 30,241	$ 0.81
Restructuring charges	3,796	0.10
Acquisition-related expenses (credits)	4,889	0.13
Income from Continuing Operations, excluding restructuring charges and acquisition-related expenses	$ 38,926	$ 1.04

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP) on page 5:

European Sewer Rehabilitation			
($ in "000")	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 85,993	$ -	$ 85,993
Gross profit	22,774	-	22,774
Operating expense	20,430	(1,217)	19,213
Restructuring charges	3,349	(3,349)	-
Operating income	**(1,005)**	**4,566**	**3,561**

North American Sewer Rehabilitation (NAR)			
($ in "000")	As Reported 2007	Adjustment	Adjusted 2007
Revenue	$ 348,085	$ -	$348,085
Gross profit	58,890	-	58,890
Operating expense	62,257	-	62,257
Settlement of litigation	(4,500)	4,500	-
Operating income	**1,133**	**(4,500)**	**(3,367)**

Asia-Pacific Sewer Rehabilitation			
($ in "000")	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 33,256	$ -	$ 33,256
Gross profit	9,032	-	9,032
Operating expense	5,591	-	5,591
Acquisition-related expenses	22	(22)	-
Operating income	**3,419**	**22**	**3,441**

North American Sewer Rehabilitation (NAR)			
($ in "000")	As Reported 2008	Adjustment	Adjusted 2008
Revenue	$ 340,296	$ -	$340,296
Gross profit	75,435	-	75,435
Operating expense	60,094	-	60,094
Proxy-related expenses	-	(1,700)	(1,700)
Operating income	**15,341**	**1,700**	**17,041**

Energy and Mining			
($ in "000")	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 241,678	$ -	$241,678
Gross profit	67,185	-	67,185
Operating expense	48,713	-	48,713
Restructuring charges	676	(676)	-
Acquisition-related expenses	6,872	(6,872)	-
Operating income	**10,924**	**7,548**	**18,472**

European Sewer Rehabilitation			
($ in "000")	As Reported 2008	Adjustment	Adjusted 2008
Revenue	$ 112,225	$ (8,000)	$104,225
Gross profit	31,228	(8,000)	23,228
Operating expense	23,564	-	23,564
Settlement of litigation	-	(1,300)	(1,300)
Operating income	**7,664**	**(6,700)**	**964**

Insituform Global Pipeline Protection · united United Pipeline Systems · BAYOU An Insituform Company · corrpro An Insituform Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP)

European Sewer Rehabilitation			
($ in "000")	LTM 9/30/2010	Adjustment	Adjusted LTM 9/30/2010
Revenue	$ 75,488	$ -	$ 75,488
Gross profit	20,501	-	20,501
Operating expense	17,681	(1,217)	16,464
Restructuring charges	3,349	(3,349)	-
Operating income	**(529)**	**4,566**	**4,037**

Energy and Mining			
($ in "000")	LTM 9/30/2010	Adjustment	Adjusted LTM 9/30/2010
Revenue	$ 357,598	$ -	$ 357,598
Gross profit	101,557	-	101,557
Operating expense	64,181	-	64,181
Restructuring charges	676	(676)	-
Acquisition-related expenses	(1,447)	1,447	-
Operating income	**38,147**	**(771)**	**37,376**

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP)